Exhibit 99.1

July 23, 2020

Media contact:	Investor/analyst contact:
Media Relations	Emily Halverson
(206) 304-0008	Director, Investor Relations
(206) 392-5908

Alaska Air Group reports second quarter 2020 results; COVID-19 updates
Alaska receives official oneworld invitation
SEATTLE -
Financial Results:
•Reported net loss for the second quarter of 2020 under Generally Accepted Accounting Principles (GAAP) of $214 million, or $1.73 per diluted share, compared to net income of $262 million, or $2.11 per diluted share in the second quarter of 2019.
•Reported net loss for the second quarter of 2020, excluding the payroll support program wage offsets, special items and mark-to-market fuel hedge accounting adjustments, of $439 million, or $3.54 per diluted share, compared to net income of $270 million or $2.17 per diluted share, in the second quarter of 2019.
•Reported a debt-to-capitalization ratio, including short-term borrowings related to COVID-19, of 51%.

Liquidity Updates:
•Lowered cash burn from an exit rate of $400 million per month in March to $120 million in June, a 70% reduction.
•Closed on an additional $164 million in secured financing in the second quarter, secured by seven aircraft.
•Held $2.8 billion in unrestricted cash and marketable securities as of June 30, 2020.
•Obtained nearly $1.2 billion in financing through the issuance of Enhanced Equipment Trust Certificates (EETC), secured by 42 Boeing and 19 Embraer aircraft, on July 2, 2020.
•Held $3.8 billion in cash and marketable securities as of July 22, 2020, including EETC funds received in July.
•Received $992 million in support for Alaska and Horizon under the Coronavirus Aid, Relief, and Economic Security (CARES) Act Payroll Support Program (PSP) in April 2020.
•Reached an agreement for McGee to receive $30 million in CARES Act PSP support, $15 million of which was received in June 2020.
•Signed a non-binding letter of intent with the U.S. Treasury to obtain up to $1.1 billion in additional CARES Act loans.

Operational Updates:
•Received official oneworld invitation on July 23, 2020. The company is working to accelerate the timeline and join the partnership by the end of 2020.
•Returned 43 mainline aircraft and all Horizon Air and SkyWest Airlines aircraft to service. As of July 22, 2020, 89 mainline aircraft remain temporarily parked.

•In July 2020, eliminated 300 management positions, initiated early-out programs for frontline workers and offered incentive leaves to pilots as we work to mitigate involuntary furloughs.
•Received FAA certification to transport cargo in the passenger cabin on five Boeing 737-900 passenger aircraft, and began cargo-only service to Unalakleet, Alaska.
•Announced expansion to year-round service to King Salmon and Dillingham, Alaska, to be flown by Horizon E175 aircraft, as well as began weekly service on Boeing 737 aircraft to Cold Bay, Alaska.
•Announced 12 new routes to be flown to various destinations from Los Angeles International Airport.

Next-Level Care
•Expanded the Company's Next-Level Care initiative, including nearly 100 measures, offering layers of safety through every single stage of travel and helping guests build confidence in flying. Such measures include the following:

Covering and caring for guests
◦Flyers are required to complete a pre-travel wellness agreement at check-in. Guests aged 12 and older are required to wear a mask throughout all stages of travel.
◦Empowered flight attendants with the ability to issue "yellow card" warnings to guests refusing mask policies, with the consequence of suspension of future travel for non-compliance.
◦Provided hand sanitization stations throughout the airport, including lobby and gate areas. Personal sanitizing wipes made available onboard starting July 2020.
◦Extended "Peace-of-Mind" waiver, allowing changes to ticketed travel without change or cancellation fees for tickets booked through September 8, 2020.

Personal Safety
◦Limiting the number of guests onboard and extended blocking middle seats on mainline aircraft through September 30, 2020.
◦Reduced onboard service to limit interaction between flight crews and guests.
◦Placed floor decals throughout our airports, reminding guests to "mind their wingspan," when at ticket counters, kiosks and boarding.
◦Limited capacity of airport lounges to 50% and extended lounge memberships active as of April 1 by six months.
◦Boarding aircraft from the rear, and in smaller groups, to limit interaction between guests.
◦Working with airports to install plexiglass barriers at all guest touchpoints along their journey.

Exceeding CDC guidelines and clearing the air
◦Aircraft are equipped with hospital-grade HEPA air filters, which are designed to remove 99.95% of airborne contaminants and bring outside air on board every three minutes.
◦Exceed CDC cleaning guidelines on board and use high-grade, EPA-certified disinfectant to clean critical areas, and perform a deep-clean and sanitization of all aircraft overnight.
◦Utilizing electrostatic disinfectant sprayers, which emit a safe, high-grade EPA cleaning solution to sanitize surfaces.

Alaska Air Group Inc. today reported second quarter 2020 GAAP net loss of $214 million, or $1.73 per diluted share, compared to net income of $262 million, or $2.11 per diluted share in the second quarter of 2019. Excluding the impact of payroll support program wage offsets, special items and mark-to-market fuel hedge adjustments, the company reported adjusted net loss of $439 million, or $3.54 per diluted share, compared to adjusted net income of $270 million, or $2.17 per diluted share in 2019.
        "Airlines are currently navigating the biggest demand contraction in the history of aviation," said Air Group CEO Brad Tilden. “The rest of the leadership team and I could not be more proud of how the people of Alaska and Horizon reacted quickly and decisively to adjust our operations and our business, and to help our guests feel safe when they fly with us. Being tested in moments like this reveals character, and I'm confident in our future because of the way our people are responding every day with grit, determination and perseverance. Those are the qualities that will carry our airline and our country through this crisis and beyond."
        The following table reconciles the company's reported GAAP net income and earnings per diluted share (diluted EPS) for the three and six months ended June 30, 2020 and 2019 to adjusted amounts.

	Three Months Ended June 30,
	2020		2019
(in millions, except per-share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
GAAP net income (loss) and diluted EPS	$(214)	$(1.73)	$262	$2.11
Payroll support program wage offset	(362)	(2.92)	—	—
Mark-to-market fuel hedge adjustments	(6)	(0.05)	3	0.02
Special items - merger-related costs	1	0.01	8	0.06
Special items - impairment charges and other	69	0.56	—	—
Income tax effect of reconciling items above	73	0.59	(3)	(0.02)
Non-GAAP adjusted net income (loss) and diluted EPS	$(439)	$(3.54)	$270	$2.17

	Six Months Ended June 30,
	2020		2019
(in millions, except per-share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
GAAP net income (loss) and diluted EPS	$(446)	$(3.60)	$266	$2.14
Payroll support program wage offset	(362)	(2.93)	—	—
Mark-to-market fuel hedge adjustments	3	0.03	(1)	(0.01)
Special items - merger-related costs	4	0.03	34	0.27
Special items - impairment charges and other	229	1.85	—	—
Income tax effect of reconciling items above	31	0.25	(8)	(0.06)
Non-GAAP adjusted net income (loss) and diluted EPS	$(541)	$(4.37)	$291	$2.34

        Statistical data, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on the last page of this release.
A conference call regarding the second quarter results will be streamed online at 8:30 a.m. Pacific time on July 23, 2020. It can be accessed at www.alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call.

References in this news release to "Air Group," "company," "we," "us" and "our" refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as "Alaska" and "Horizon," respectively, and together as our "airlines."

This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2019, the Company's Quarterly Report on Form 10-Q for the year ended March 31, 2020, as amended, as well as in other documents filed by the Company with the SEC after the date thereof. Some of these risks include the risks associated with contagious illnesses and contagion, such as COVID-19, general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our indebtedness, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations, and risks inherent in the achievement of anticipated synergies and the timing thereof in connection with the acquisition of Virgin America. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance, or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

Alaska Airlines and its regional partners serve more than 115 destinations across the United States and North America, providing essential air service for our guests along with moving crucial cargo shipments, such as food, medicine, mail and e-commerce deliveries. With hubs in Seattle; San Francisco; Los Angeles; Portland, Oregon; and Anchorage, Alaska, the airline is known for low fares, award-winning customer service and sustainability efforts. With Alaska and its Global Partners, guests can earn and redeem miles on flights to more than 800 destinations worldwide. Learn about Alaska at newsroom.alaskaair.com and blog.alaskaair.com. Alaska Airlines and Horizon Air are subsidiaries of Alaska Air Group (NYSE: ALK).
###

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30,			Six Months Ended June 30,
(in millions, except per-share amounts)	2020	2019	Change	2020	2019	Change
Operating Revenues:
Passenger revenue	$309	$2,111	(85)%	$1,790	$3,827	(53)%
Mileage Plan other revenue	73	118	(38)%	182	228	(20)%
Cargo and other	39	59	(34)%	85	109	(22)%
Total Operating Revenues	421	2,288	(82)%	2,057	4,164	(51)%
Operating Expenses:
Wages and benefits	472	567	(17)%	1,084	1,124	(4)%
Payroll support program wage offset	(362)	—	NM	(362)	—	NM
Variable incentive pay	16	44	(64)%	23	79	(71)%
Aircraft fuel, including hedging gains and losses	59	502	(88)%	443	922	(52)%
Aircraft maintenance	45	115	(61)%	160	235	(32)%
Aircraft rent	74	82	(10)%	155	165	(6)%
Landing fees and other rentals	83	113	(27)%	214	245	(13)%
Contracted services	30	70	(57)%	102	142	(28)%
Selling expenses	4	87	(95)%	59	159	(63)%
Depreciation and amortization	107	105	2%	215	211	2%
Food and beverage service	7	53	(87)%	56	102	(45)%
Third-party regional carrier expense	26	42	(38)%	63	83	(24)%
Other	78	136	(43)%	221	274	(19)%
Special items - merger-related costs	1	8	(88)%	4	34	(88)%
Special items - impairment charges and other	69	—	NM	229	—	NM
Total Operating Expenses	709	1,924	(63)%	2,666	3,775	(20)%
Operating Income (Loss)	(288)	364	(179)%	(609)	389	(257)%
Nonoperating Income (Expense):
Interest income	7	11	(36)%	16	20	(20)%
Interest expense	(17)	(20)	(15)%	(30)	(42)	(29)%
Interest capitalized	1	3	(67)%	4	7	(43)%
Other - net	6	(7)	(186)%	11	(17)	(165)%
Total Nonoperating Income (Expense)	(3)	(13)	(77)%	1	(32)	(103)%
Income (Loss) Before Income Tax	(291)	351		(608)	357
Income tax (benefit) expense	(77)	89		(162)	91
Net Income (Loss)	$(214)	$262		$(446)	$266

Basic Earnings (Loss) Per Share:	$(1.74)	$2.12		$(3.62)	$2.15
Diluted Earnings (Loss) Per Share:	$(1.73)	$2.11		$(3.60)	$2.14

Shares Used for Computation:
Basic	123.296	123.418		123.058	123.355
Diluted	123.965	124.301		123.685	124.179

Cash dividend declared per share:	$—	$0.35		$0.375	$0.70

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
Alaska Air Group, Inc.

(in millions)	June 30, 2020	December 31, 2019
Cash and marketable securities	$2,803	$1,521
Other current assets	441	516
Current assets	3,244	2,037
Property and equipment - net	6,795	6,902
Operating lease assets	1,568	1,711
Goodwill	1,943	1,943
Intangible assets - net	109	122
Other assets	339	278
Total assets	13,998	12,993

Air traffic liability	1,131	900
Current portion of long-term debt	1,087	235
Current portion of operating lease liabilities	273	269
Other current liabilities	1,629	1,797
Current liabilities	4,120	3,201
Long-term debt	1,549	1,264
Long-term operating lease liabilities	1,376	1,439
Other liabilities and credits	3,092	2,758
Shareholders' equity	3,861	4,331
Total liabilities and shareholders' equity	$13,998	$12,993

Debt-to-capitalization ratio, including operating leases	51%	41%

Number of common shares outstanding	123.639	123.000

OPERATING STATISTICS SUMMARY (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	Change	2020	2019	Change
Consolidated Operating Statistics:(a)
Revenue passengers (000)	1,485	12,026	(87.7)%	10,417	22,442	(53.6)%
RPMs (000,000) "traffic"	1,654	14,638	(88.7)%	12,310	27,087	(54.6)%
ASMs (000,000) "capacity"	4,307	16,980	(74.6)%	19,612	32,487	(39.6)%
Load factor	38.4%	86.2%	(47.8) pts	62.8%	83.4%	(20.6) pts
Yield	18.68¢	14.43¢	29.5%	14.54¢	14.13¢	2.9%
RASM	9.77¢	13.48¢	(27.5)%	10.49¢	12.82¢	(18.2)%
CASMex(b)	21.87¢	8.33¢	162.5%	12.00¢	8.68¢	38.2%
Economic fuel cost per gallon(b)	$1.20	$2.27	(47.1)%	$1.77	$2.20	(19.5)%
Fuel gallons (000,000)	54	220	(75.5)%	248	419	(40.8)%
ASM's per gallon	79.8	77.2	3.4%	79.1	77.5	2.1%
Average number of full-time equivalent employees (FTE)	15,836	21,921	(27.8)%	19,155	21,876	(12.4)%
Mainline Operating Statistics:
Revenue passengers (000)	905	9,206	(90.2)%	7,580	17,070	(55.6)%
RPMs (000,000) "traffic"	1,276	13,207	(90.3)%	10,858	24,379	(55.5)%
ASMs (000,000) "capacity"	3,363	15,241	(77.9)%	17,060	29,114	(41.4)%
Load factor	37.9%	86.7%	(48.8) pts	63.6%	83.7%	(20.1) pts
Yield	17.63¢	13.38¢	31.8%	13.44¢	13.08¢	2.8%
RASM	9.52¢	12.66¢	(24.8)%	9.94¢	12.02¢	(17.3)%
CASMex(b)	22.19¢	7.65¢	190.1%	11.17¢	7.96¢	40.3%
Economic fuel cost per gallon(b)	$1.20	$2.26	(46.9)%	$1.78	$2.19	(18.7)%
Fuel gallons (000,000)	38	187	(79.7)%	201	356	(43.5)%
ASM's per gallon	88.5	81.5	8.6%	84.9	81.8	3.8%
Average number of FTE's	12,340	16,551	(25.4)%	14,579	16,504	(11.7)%
Aircraft utilization	5.6	11.1	(49.5)%	8.8	10.7	(17.8)%
Average aircraft stage length	1,144	1,311	(12.7)%	1,270	1,308	(2.9)%
Operating fleet(d)	225	238	(13) a/c	225	238	(13) a/c
Regional Operating Statistics:(c)
Revenue passengers (000)	580	2,820	(79.4)%	2,837	5,372	(47.2)%
RPMs (000,000) "traffic"	378	1,431	(73.6)%	1,452	2,708	(46.4)%
ASMs (000,000) "capacity"	945	1,739	(45.7)%	2,552	3,373	(24.3)%
Load factor	40.0%	82.3%	(42.3) pts	56.9%	80.3%	(23.4) pts
Yield	22.12¢	24.06¢	(8.1)%	22.80¢	23.57¢	(3.3)%
RASM	10.63¢	20.51¢	(48.2)%	14.07¢	19.62¢	(28.3)%
Operating fleet	94	94	— a/c	94	94	— a/c
(a)Except for FTEs, data includes information related to third-party regional capacity purchase flying arrangements.
(b)See a reconciliation of this non-GAAP measure and Note A for a discussion of potential importance of this measure to investors in the accompanying pages.
(c)Data presented includes information related to flights operated by Horizon and third-party carriers.
(d)Excludes 12 aircraft that were permanently parked in March 2020.

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30, 2020
(in millions)	Mainline	Regional	Horizon	Consolidating & Other(a)	Air Group Adjusted(b)	Special Items(c)	Consolidated
Operating Revenues
Passenger revenues	$225	$84	$—	$—	$309	$—	$309
CPA revenues	—	—	81	(81)	—	—	—
Mileage Plan other revenue	56	17	—	—	73	—	73
Cargo and other	39	—	—	—	39	—	39
Total Operating Revenues	320	101	81	(81)	421	—	421
Operating Expenses
Operating expenses, excluding fuel	746	210	68	(82)	942	(292)	650
Economic fuel	45	20	—	—	65	(6)	59
Total Operating Expenses	791	230	68	(82)	1,007	(298)	709
Nonoperating Income (Expense)
Interest income	11	—	—	(4)	7	—	7
Interest expense	(18)	—	(5)	6	(17)	—	(17)
Interest capitalized	1	—	—	—	1	—	1
Other - net	6	—	—	—	6	—	6
Total Nonoperating Income (Expense)	—	—	(5)	2	(3)	—	(3)
Income (Loss) Before Income Tax	$(471)	$(129)	$8	$3	$(589)	$298	$(291)

	Three Months Ended June 30, 2019
(in millions)	Mainline	Regional	Horizon	Consolidating & Other(a)	Air Group Adjusted(b)	Special Items(c)	Consolidated
Operating Revenues
Passenger revenues	$1,767	$344	$—	$—	$2,111	$—	$2,111
CPA revenues	—	—	112	(112)	—	—	—
Mileage Plan other revenue	105	13	—	—	118	—	118
Cargo and other	57	—	—	2	59	—	59
Total Operating Revenues	1,929	357	112	(110)	2,288	—	2,288
Operating Expenses
Operating expenses, excluding fuel	1,167	268	95	(116)	1,414	8	1,422
Economic fuel	422	77	—	—	499	3	502
Total Operating Expenses	1,589	345	95	(116)	1,913	11	1,924
Nonoperating Income (Expense)
Interest income	17	—	—	(6)	11	—	11
Interest expense	(19)	—	(7)	6	(20)	—	(20)
Interest capitalized	3	—	—	—	3	—	3
Other - net	(7)	—	—	—	(7)	—	(7)
Total Nonoperating Income (Expense)	(6)	—	(7)	—	(13)	—	(13)
Income (Loss) Before Income Tax	$334	$12	$10	$6	$362	$(11)	$351

	Six Months Ended June 30, 2020
(in millions)	Mainline	Regional	Horizon	Consolidating & Other(a)	Air Group Adjusted(b)	Special Items(c)	Consolidated
Operating Revenues
Passenger revenues	$1,459	$331	$—	$—	$1,790	$—	$1,790
CPA revenues	—	—	186	(186)	—	—	—
Mileage Plan other revenue	154	28	—	—	182	—	182
Cargo and other	83	—	—	2	85	—	85
Total Operating Revenues	1,696	359	186	(184)	2,057	—	2,057
Operating Expenses
Operating expenses, excluding fuel	1,905	479	160	(192)	2,352	(129)	2,223
Economic fuel	358	82	—	—	440	3	443
Total Operating Expenses	2,263	561	160	(192)	2,792	(126)	2,666
Nonoperating Income (Expense)
Interest income	25	—	—	(9)	16	—	16
Interest expense	(30)	—	(10)	10	(30)	—	(30)
Interest capitalized	4	—	—	—	4	—	4
Other - net	12	—	—	(1)	11	—	11
Total Nonoperating Income (Expense)	11	—	(10)	—	1	—	1
Income (Loss) Before Income Tax	$(556)	$(202)	$16	$8	$(734)	$126	$(608)

	Six Months Ended June 30, 2019
(in millions)	Mainline	Regional	Horizon	Consolidating & Other(a)	Air Group Adjusted(b)	Special Items(c)	Consolidated
Operating Revenues
Passenger revenues	$3,189	$638	$—	$—	$3,827	$—	$3,827
CPA revenues	—	—	228	(228)	—	—	—
Mileage Plan other revenue	205	23	—	—	228	—	228
Cargo and other	105	1	1	2	109	—	109
Total Operating Revenues	3,499	662	229	(226)	4,164	—	4,164
Operating Expenses
Operating expenses, excluding fuel	2,319	542	192	(234)	2,819	34	2,853
Economic fuel	780	143	—	—	923	(1)	922
Total Operating Expenses	3,099	685	192	(234)	3,742	33	3,775
Nonoperating Income (Expense)
Interest income	33	—	—	(13)	20	—	20
Interest expense	(40)	—	(15)	13	(42)	—	(42)
Interest capitalized	7	—	—	—	7	—	7
Other - net	(17)	—	—	—	(17)	—	(17)
Total Nonoperating Income (Expense)	(17)	—	(15)	—	(32)	—	(32)
Income (Loss) Before Income Tax	$383	$(23)	$22	$8	$390	$(33)	$357

(a)Includes consolidating entries, Air Group parent company, McGee Air Services, and other immaterial business units.
(b)The Air Group Adjusted column represents the financial information that is reviewed by management to assess performance of operations and determine capital allocation and excludes certain charges. See Note A in the accompanying pages for further information.
(c)Includes payroll support program wage offsets, special items and mark-to-market fuel hedge accounting adjustments.

GAAP TO NON-GAAP RECONCILIATIONS (unaudited)
Alaska Air Group, Inc.

CASM Excluding Fuel and Special Items Reconciliation
	Three Months Ended June 30,				Six Months Ended June 30, 2019
	2020		2019		2020		2019
Consolidated:
CASM	16.46	¢	11.33	¢	13.59	¢	11.62	¢
Less the following components:
Payroll support program wage offset	(8.40)		—		(1.85)		—
Aircraft fuel, including hedging gains and losses	1.37		2.96		2.26		2.84
Special items - merger-related costs	0.02		0.04		0.01		0.10
Special items - impairment charges and other	1.60		—		1.17		—
CASM excluding fuel and special items	21.87	¢	8.33	¢	12.00	¢	8.68	¢

Mainline:
CASM	15.79	¢	10.50	¢	12.39	¢	10.76	¢
Less the following components:
Payroll support program wage offset	(9.69)		—		(1.91)		—
Aircraft fuel, including hedging gains and losses	1.16		2.79		2.12		2.68
Special items - merger-related costs	0.02		0.06		0.02		0.12
Special items - impairment charges and other	2.11		—		0.99		—
CASM excluding fuel and special items	22.19	¢	7.65	¢	11.17	¢	7.96	¢

Fuel Reconciliation
	Three Months Ended June 30,
	2020		2019
(in millions, except for per-gallon amounts)	Dollars	Cost/Gallon	Dollars	Cost/Gallon
Raw or "into-plane" fuel cost	$60	$1.11	$495	$2.25
Losses on settled hedges	5	0.09	4	0.02
Consolidated economic fuel expense	65	1.20	499	2.27
Mark-to-market fuel hedge adjustment	(6)	(0.11)	3	0.01
GAAP fuel expense	$59	$1.09	$502	$2.28
Fuel gallons	54		220

	Six Months Ended June 30,
	2020		2019
(in millions, except for per gallon amounts)	Dollars	Cost/Gallon	Dollars	Cost/Gallon
Raw or "into-plane" fuel cost	$430	$1.73	$916	$2.18
Losses on settled hedges	10	0.04	7	0.02
Consolidated economic fuel expense	$440	$1.77	$923	$2.20
Mark-to-market fuel hedge adjustment	3	0.01	(1)	—
GAAP fuel expense	$443	$1.78	$922	$2.20
Fuel gallons	248		419

Debt-to-capitalization, adjusted for operating leases
(in millions)	June 30, 2020	December 31, 2019
Long-term debt	$1,549	$1,264
Capitalized operating leases	1,649	1,708
COVID-19 related borrowings(a)	818	—
Adjusted debt	4,016	2,972
Shareholders' equity	3,861	4,331
Total Invested Capital	$7,877	$7,303

Debt-to-capitalization ratio, including operating leases	51%	41%
(a) To best reflect our leverage at June 30, 2020, we included the short-term borrowings stemming from the COVID-19 pandemic in our above calculation.

Net adjusted debt to earnings before interest, taxes, depreciation, amortization, special items and rent
(in millions)	June 30, 2020
Adjusted debt	$4,016
Current portion of long-term debt, excluding COVID-19 related borrowings	269
Total adjusted debt	4,285
Less: Cash and marketable securities	(2,803)
Net adjusted debt	$1,482

(in millions)	Last Twelve Months Ended June 30, 2020
GAAP Operating Income(a)	$65
Adjusted for:
Special items	(119)
Mark-to-market fuel hedge adjustments	(2)
Depreciation and amortization	427
Aircraft rent	321
EBITDAR	$692

Net adjusted debt to EBITDAR	2.1x
(a)Operating income can be reconciled using the trailing twelve month operating income as filed quarterly with the SEC.

Note A: Pursuant to Regulation G, we are providing reconciliations of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of these non-GAAP financial measures may be important to investors for the following reasons:

•By eliminating fuel expense and certain special items (including the payroll support program wage offset, impairment charges and merger-related costs) from our unit metrics, we believe that we have better visibility into the results of operations and our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•Cost per ASM (CASM) excluding fuel and certain special items, such as the payroll support program wage offset, impairment charges and merger-related costs, is one of the most important measures used by management and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•Adjusted income before income tax and CASM excluding fuel (and other items as specified in our plan documents) are important metrics for the employee incentive plan, which covers the majority of Air Group employees.

•CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as the payroll support program wage offset, impairment charges and merger-related costs and mark-to-market hedging adjustments, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•Although we disclose our passenger unit revenues, we do not (nor are we able to) evaluate unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

GLOSSARY OF TERMS

Aircraft Utilization - block hours per day; this represents the average number of hours per day our aircraft are in transit

Aircraft Stage Length - represents the average miles flown per aircraft departure

ASMs - available seat miles, or “capacity”; represents total seats available across the fleet multiplied by the number of miles flown

CASM - operating costs per ASM, or "unit cost"; represents all operating expenses including fuel and special items

CASMex - operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Debt-to-capitalization ratio - represents adjusted debt (long-term debt plus capitalized operating lease liabilities) divided by total equity plus adjusted debt

Diluted Earnings per Share - represents earnings per share (EPS) using fully diluted shares outstanding

Diluted Shares - represents the total number of shares that would be outstanding if all possible sources of conversion, such as stock options, were exercised

Economic Fuel - best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Free Cash Flow - total operating cash flow generated less cash paid for capital expenditures

Free Cash Flow Conversion - free cash flow as a percentage of adjusted net income

Load Factor - RPMs as a percentage of ASMs; represents the number of available seats that were filled with paying passengers

Mainline - represents flying Boeing 737, Airbus 320 and Airbus 321neo family jets and all associated revenues and costs

Net adjusted debt - long-term debt, including current portion, plus capitalized operating leases, less cash and marketable securities

Net adjusted debt to EBITDAR - represents net adjusted debt divided by EBITDAR (trailing twelve months earnings before interest, taxes, depreciation, amortization, special items and rent)

Productivity - number of revenue passengers per full-time equivalent employee

RASM - operating revenue per ASMs, or "unit revenue"; operating revenue includes all passenger revenue, freight & mail, Mileage Plan and other ancillary revenue; represents the average total revenue for flying one seat one mile

Regional - represents capacity purchased by Alaska from Horizon, SkyWest and PenAir. In this segment, Regional records actual on-board passenger revenue, less costs such as fuel, distribution costs, and payments made to Horizon, SkyWest and PenAir under the respective capacity purchased arrangement (CPAs). Additionally, Regional includes an allocation of corporate overhead such as IT, finance, other administrative costs incurred by Alaska and on behalf of Horizon.

RPMs - revenue passenger miles, or "traffic"; represents the number of seats that were filled with paying passengers; one passenger traveling one mile is one RPM

Yield - passenger revenue per RPM; represents the average revenue for flying one passenger one mile